UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2009

LKQ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North LaSalle Street, Suite 3300

Chicago, IL 60602

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (312) 621-1950

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 2, 2009, the Compensation Committee of our Board of Directors adopted 2009 bonus programs for our executive officers. The potential bonus of each executive officer is equal to the executive officer’s 2009 base salary (as of January 1, 2009) multiplied by a certain percentage. The percentage that will be used to calculate the bonus will depend on our earnings per share for the year ending December 31, 2009. The earnings per share target range for the 2009 bonus programs is $0.80 (at which the minimum bonus would be earned) to $0.86 (at which the maximum bonus would be earned). The following table sets forth the range of percentages of base salary that may be paid under the 2009 bonus programs to each of our named executive officers. The actual amount paid, if any, will depend on our actual earnings per share.

Name and position	Range of Bonus Percentages
Joseph M. Holsten
President and Chief Executive Officer	45% — 150%
Mark T. Spears
Executive Vice President and Chief Financial Officer	30% — 100%
Walter P. Hanley
Senior Vice President — Development and Associate General Counsel	18% — 50%
Victor M. Casini
Senior Vice President, General Counsel and Secretary	18% — 50%
Robert L. Wagman
Vice President — Insurance Services and Aftermarket Operations	18% — 60%

Also on March 2, 2009, the Compensation Committee of our Board of Directors adopted new performance targets under the LKQ Corporation Long Term Incentive Plan (LTIP) for our executive officers for the performance period commencing as of January 1, 2009 and ending on December 31, 2011. The potential LTIP award of each executive officer is equal to the executive officer’s base salary at December 31, 2011 multiplied by a certain percentage. The percentage that will be used to calculate the award will depend upon the growth of our earnings per share, revenue and return on equity from the base year (2008) to the final year of the performance period (2011). The target growth rates for these three components are 45% to 60% for earnings per share, 30% to 40% for revenue, and 210 basis points to 300 basis points for return on equity. The Compensation Committee weighted each of the three components of the performance targets as follows: 47.5% for earnings per share growth; 47.5% for revenue growth; and 5.0% for return on equity growth. The following table sets forth the range of percentages of base salary that may be paid under the LTIP to each of our named executive officers (assuming the minimum target is achieved on all three components and assuming the maximum target is achieved on all three components, respectively). An award would also be payable under the LTIP if at least the minimum target is achieved on one or two of the components. The actual amount paid, if any, will depend on the actual growth of our earnings per share, total revenue and return on equity.

Name and position	Range of Award Percentages
Joseph M. Holsten
President and Chief Executive Officer	192.5% — 275%
Mark T. Spears
Executive Vice President and Chief Financial Officer	175% — 250%
Walter P. Hanley
Senior Vice President — Development and Associate General Counsel	140% — 200%
Victor M. Casini
Senior Vice President, General Counsel and Secretary	140% — 200%
Robert L. Wagman
Vice President — Insurance Services and Aftermarket Operations	105% — 150%

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Form of LKQ Corporation Executive Officer 2009 Bonus Program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LKQ Corporation

Date: March 4, 2009	By:	/s/ VICTOR M. CASINI
Victor M. Casini
Senior Vice President and General Counsel

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